SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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WILSHIRE MUTUAL FUNDS, INC.
__________________________________________________________
(Name of Registrant As Specified In Its Charter)

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IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.

July 21, 2020

Dear Shareholder:

We are pleased to inform you that, at the recommendation of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) approved an amendment to the subadvisory agreement between Wilshire and Voya Investment Management Co LLC (“Voya”), dated June 19, 2020.

Pursuant to the amended agreement, Voya serves as a new subadviser to the Large Company Growth Portfolio, the Large Company Value Portfolio and the Wilshire International Equity Fund (each, a “Portfolio,” and together, the “Portfolios”). Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Fred Alger Management LLC continue to serve as subadvisers to the Large Company Growth Portfolio. Los Angeles Capital, Pzena Investment Management, LLC (“Pzena”) and Barrow, Hanley, Mewhinney & Strauss, LLC continue to serve as subadvisers to the Large Company Value Portfolio. WCM Investment Management, Los Angeles Capital, Pzena and Lazard Asset Management LLC continue to serve as subadvisers to the Wilshire International Equity Fund (the “International Fund”). Wilshire continues to serve as the investment adviser to the Company and to oversee the subadvisers of each Portfolio.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in subadvisers for each Portfolio do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of this document is to provide you with certain additional information about these changes that we are required to make available to you.

The next few pages of this document feature more information about the new subadviser, including its investment process and style. Please take a few moments to read the information contained herein and call us at 1-866-591-1568 if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in the Portfolios.

Sincerely,

Jason A. Schwarz
Director and President

WILSHIRE MUTUAL FUNDS, INC.

INFORMATION STATEMENT TO THE SHAREHOLDERS OF
LARGE COMPANY GROWTH PORTFOLIO
LARGE COMPANY VALUE PORTFOLIO
WILSHIRE INTERNATIONAL EQUITY FUND

This document is an Information Statement and is being furnished to shareholders of the Large Company Growth Portfolio, the Large Company Value Portfolio and the Wilshire International Equity Fund (each a “Portfolio,” and together, the “Portfolios”), each a series of Wilshire Mutual Funds, Inc. (the “Company”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) serves as the investment adviser for the Company. The exemptive order permits Wilshire to employ subadvisers, terminate subadvisers and modify subadvisory agreements without prior approval of the Company’s shareholders.

Under the SEC order, if Wilshire retains a new subadviser(s) or materially changes an existing subadvisory agreement between Wilshire and a subadviser, shareholders of the affected portfolios of the Company are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadvisers of such portfolios as a result of those changes. A copy of the amended subadvisory agreement with Voya Investment Management Co LLC (“Voya” or the “subadviser”) on behalf of the Portfolios is attached to this Information Statement as Appendix A.

The Portfolios will bear the expenses incurred in connection with preparing and mailing this Information Statement to its shareholders. Information on shareholders who owned beneficially 5% or more of the shares of each Portfolio as of July 1, 2020 is set forth in Appendix B. To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of the Portfolios and the Company as of July 1, 2020.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS
DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR
A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement will be available on the Company’s website at:
 https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyGrowthPortfolio.aspx;
https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyValuePortfolio.aspx; and
https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireInternationalEquityFund.aspx until October 31, 2020.

Appointment of Voya as Subadviser to the Portfolios

On June 12, 2020, the Board of Directors of the Company (the “Board” and each member individually, a “Director”) approved an amendment to the subadvisory agreement between Wilshire and Voya (the “Amended Subadvisory Agreement). Effective on or about July 31, 2020, Voya will begin serving as a subadviser to the Portfolios.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Fred Alger Management LLC continue to serve as subadvisers to the Large Company Growth Portfolio. Los Angeles Capital, Pzena Investment Management, LLC (“Pzena”) and Barrow, Hanley, Mewhinney & Strauss, LLC continue to serve as subadvisers to the Large Company Value Portfolio. WCM Investment Management, Los Angeles Capital, Pzena and Lazard Asset Management LLC continue to serve as subadvisers to the Wilshire International Equity Fund (the “International Fund”). Wilshire continues to serve as the investment adviser to the Company and to oversee the subadvisers of each Portfolio. Effective on or about July 31, 2020, Wilshire will also begin managing a swap strategy for each portfolio.

At the meeting on June 12, 2020, in connection with the review of Wilshire’s proposed amended subadvisory agreement with Voya, the Board evaluated information provided by Wilshire and Voya in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information that follows outlines the Board’s considerations associated with its approval of the Amended Subadvisory Agreement. In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by Voya under the proposed subadvisory arrangement; comparative fees as provided by Voya; the profits to be realized by Voya; the extent to which Voya would realize economies of scale as each Portfolio grows; and whether any fall-out benefits would be realized by Voya. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Amended Subadvisory Agreement with management and in a private session with independent legal counsel at which no representatives of Voya were present.

As required by the 1940 Act, the approval of the Amended Subadvisory Agreement was confirmed by a separate vote of the Independent Directors. In deciding to approve the Amended Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Received

The Board, including all of the Independent Directors, considered the approval of the Amended Subadvisory Agreement at the Board’s June 12, 2020 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve the Amended Subadvisory Agreement. The Directors also received information from Voya describing: (i) the nature, extent and quality of services to be provided; (ii) the financial condition of Voya; (iii) the extent to which economies of scale may be realized as each Portfolio grows; (iv) whether fee levels reflect any possible economies of scale for the benefit of a Portfolio’s shareholders; (v) comparisons of services rendered and amounts paid by any comparable advisory clients; and (vi) benefits to be realized by Voya from its relationship with the Portfolios. The Independent Directors were assisted in their review by independent legal counsel.

As part of its evaluation, the Board considered the presentation regarding Voya made to the Investment Committee (which is composed solely of Independent Directors) on May 14, 2020 and to the full Board on June 5 and June 12, 2020 with respect to its management of investment products similar to the strategy to be employed by Voya for the Portfolios. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Portfolio to approve the Amended Subadvisory Agreement.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided under the Amended Subadvisory Agreement. The Board considered the reputation, qualifications and background of Voya, investment approach of Voya, the experience and skills of investment personnel to be responsible for the day-to-day management of its portion of each Portfolio and the resources made available to such personnel. The Board also considered its experience with Voya’s management of another portfolio of the Company which it oversees, although the Board noted the Adviser’s representation that Voya had not previously managed an investment product with an investment mandate the same as the one to be employed by Voya for the Portfolios. In addition, the Board considered the analysis provided by the Adviser, which concluded that Voya would provide reasonable services, and recommended that the Amended Subadvisory Agreement be approved with respect to each Portfolio.

Subadvisory Fee

The Board considered Voya’s proposed subadvisory fee for each Portfolio. The Board evaluated the competitiveness of the subadvisory fee based upon data supplied by Voya about the fees charged to other clients. The Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Adviser and Voya, that the Adviser compensates Voya from its fees, and that the aggregate advisory fee paid had been deemed reasonable by the Board.

With respect to Voya’s reported fees for “Other Clients” with comparable investment strategies as that to be employed by Voya for the Portfolios and comparable services, the Board determined that the subadvisory fee to be charged to the Adviser was competitive.

Based upon all of the above, the Board determined that the subadvisory fee for each Portfolio was reasonable.

Profitability to the Subadviser

The Board noted that the Adviser compensates Voya from its own advisory fees and that the subadvisory fee was negotiated at arm’s length between the Adviser and Voya. In addition, the Board noted that the revenues to Voya would be limited due to the current size of each Portfolio and that Voya would only be allocated a portion of each Portfolio to manage. The Board took these factors into consideration in concluding that the subadvisory fee for each Portfolio was reasonable.

Economies of Scale

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to each Portfolio and whether the subadvisory fee reflects such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rates under the Amended Subadvisory Agreement were reasonable in relation to the asset size of each Portfolio. The Board concluded that the fee schedule for Voya reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits to be received by Voya. The Board considered Voya’s soft dollar practices. The Board noted that Voya had not identified any further benefits that it expected to derive from the Amended Subadvisory Agreement.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Subadvisory Agreement are fair and reasonable, and that the approval of the Amended Subadvisory Agreement is in the best interests of each Portfolio.

Voya

Voya manages each Portfolio’s fixed income securities. In managing its portion of each Portfolio, the Voya fixed income strategy will maintain a weighted average duration of 0 to 2 years, while being permitted to invest in fixed income securities of all maturities. Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies. Voya may also invest in derivatives, including options, futures, swaps (including interest rate swaps, total return swaps, and credit default swaps) and currency forwards, as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash. Voya believes that a disciplined investment process with macro-theme analysis built into every step will capture market changes and guide it to unrecognized value opportunities. The investment process includes a balanced emphasis on quantitative and qualitative inputs that foster strong checks and balances and validation for its investment themes. Top down macro themes shape Voya’s overall strategy and also provide the context for bottom up security selection. Proprietary risk management tools and processes help to monitor portfolio risk exposures. Voya’s management of each Portfolio relies on sector allocation, security selection and curve positioning.
Wilshire has entered into the Amended Subadvisory Agreement, effective June 19, 2020, to manage a portion of each of the Large Company Growth Portfolio, Large Company Value Portfolio and International Fund, subject to the supervision of Wilshire and the Board. Voya is located at 230 Park Avenue, New York, NY 10169. Voya, a Delaware limited liability company, is a wholly-owned subsidiary of Voya Investment Management LLC (“Voya IM LLC”), a registered investment adviser, which, in turn, is a wholly-owned subsidiary of Voya Holdings Inc. (“Voya Holdings”). Voya Holdings is a wholly-owned subsidiary of Voya Financial, Inc., a publicly traded company. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of March 31, 2020, Voya IM LLC managed approximately $214 billion in assets. Voya’s investment team consists of Matthew Toms, CFA, Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA.

Matthew Toms, CFA, Portfolio Manager, and chief investment officer (“CIO”) of fixed-income at Voya, joined Voya in 2009. In this role, Mr. Toms leads a team of more than 100 investment professionals. Before becoming CIO, Mr. Toms was head of public fixed-income at Voya, overseeing the investment teams responsible for investment grade corporate, high yield corporate, structured products, mortgage-backed securities, emerging market debt and money market strategies for Voya’s general account and third-party business.

Sean Banai, CFA, Portfolio Manager, and head of portfolio management for the fixed-income platform at Voya, joined Voya in 1999. Previously, Mr. Banai was a senior portfolio manager and prior to that he served as head of quantitative research for proprietary fixed income.

Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research at Voya. Prior to this position, Mr. Timberlake was Head of Quantitative Research and prior to that he served as Senior Quantitative Analyst. Mr. Timberlake joined Voya in 2003.

Aggregate Fees

All subadvisory fees are paid by Wilshire and not the Portfolios. The fee paid by Wilshire to Voya depends on the fee rates negotiated by Wilshire and on the percentage of the assets of each Portfolio allocated by Wilshire to Voya. Because Wilshire pays the subadvisers’ fees out of its own fees received from each Portfolio, there is no “duplication” of advisory fees paid.

Large Company Growth Portfolio

Wilshire’s annual advisory fee for the Large Company Growth Portfolio is 0.75% on the first $1 billion of portfolio assets and 0.65% on portfolio assets in excess of $1 billion. The Portfolio’s advisory fee is based on its average daily net assets, computed daily and payable monthly. For the fiscal year ended December 31, 2019, the Portfolio paid Wilshire $1,575,678 in net advisory fees, which amount represented $1,586,280 in advisory fees accrued for the fiscal year ended December 31, 2019, $1,594 in investment advisory fees recouped from prior advisory fees waived or expenses reimbursed, and $12,196 in advisory fees waived or expenses reimbursed by the Adviser.

For the fiscal year ended December 31, 2019, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Portfolio totaled $607,387 or 0.29% of average net assets. The aggregate subadvisory fees that would have been paid by Wilshire if the Subadvisory Agreement was in effect with respect to the Large Company Growth Portfolio for the fiscal year ended December 31, 2019 are $572,927, which represent 4.60% less than the actual aggregate subadvisory fees paid.

Large Company Value Portfolio

Wilshire’s annual advisory fee for the Large Company Value Portfolio is 0.75% on the first $1 billion of portfolio assets and 0.65% on portfolio assets in excess of $1 billion. The Portfolio’s advisory fee is based on its average daily net assets, computed daily and payable monthly. For the fiscal year ended December 31, 2019, the Portfolio paid Wilshire $1,424,837 in net advisory fees. There were no advisory fees waived or expenses reimbursed for the fiscal year ended December 31, 2019.

For the fiscal year ended December 31, 2019, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Portfolio totaled $573,652 or 0.30% of the average net assets. The aggregate subadvisory fees that would have been paid by Wilshire if the Subadvisory Agreement was in effect with respect to the Large Company Value Portfolio for the fiscal year ended December 31, 2019 are $550,474, which represent 4.30% less than the actual aggregate subadvisory fees paid.

International Fund

Wilshire’s annual advisory fee for the International Fund is 1.00% on the first $1 billion of portfolio assets and 0.90% on portfolio assets in excess of $1 billion. The Portfolio’s advisory fee is based on its average daily net assets, computed daily and payable monthly. For the fiscal year ended December 31, 2019, the Portfolio paid Wilshire $3,627,615 in net advisory fees, which amount represented $3,749,994 in advisory fees accrued for the fiscal year ended December 31, 2019, $9,292 in investment advisory fees recouped from prior advisory fees waived or expenses reimbursed, and $131,671 in advisory fees waived or expenses reimbursed by the Adviser.

For the fiscal year ended December 31, 2019, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Portfolio totaled $1,534,745 or 0.41% of the average net assets. The aggregate subadvisory fees that would have been paid by Wilshire if the Subadvisory Agreement was in effect with respect to the International Fund for the fiscal year ended December 31, 2019 are $1,351,057, which represent 11.56% less than the actual aggregate subadvisory fees paid.

Terms of the Amended Subadvisory Agreement

The Amended Subadvisory Agreement will continue in effect with respect to each Portfolio until August 31, 2021, unless sooner terminated as provided in certain provisions contained in the Amended Subadvisory Agreement. The Amended Subadvisory Agreement will continue in effect from year to year thereafter with respect to each Portfolio so long as the Amended Subadvisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

The Amended Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or Voya on sixty days’ prior written notice to the other party. The Amended Subadvisory Agreement may be terminated by a Portfolio by action of the Board or by a vote of a majority of the outstanding voting securities of a Portfolio (as defined by the 1940 Act) on sixty days’ written notice to Voya by a Portfolio. The Amended Subadvisory Agreement may also be terminated at any time without payment of any penalty by Wilshire, the Board or a vote of the majority of outstanding voting securities of a Portfolio in the event Voya has taken any action which results in a material breach of the covenants of Voya under the Amended Subadvisory Agreement. The Amended Subadvisory Agreement will automatically terminate with respect to each Portfolio if the respective Investment Advisory Agreement between Wilshire and each Portfolio is terminated, assigned or not renewed.

Additional Disclosure Regarding Voya

The following information was provided by Voya regarding the funds for which Voya acts as adviser and which have investment objectives and strategies similar to that of the portion of each Portfolio to be managed by Voya.

Account Name	Approximate Net Assets (millions) (as of December 31, 2019)	Fee Rate (% of average daily net assets)
Voya Strategic Income Opportunities Fund	$2,551	0.50%
Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by the officers and directors of Voya during the past two fiscal years. The principal business address of Voya is 230 Park Avenue, New York NY 10169. Voya is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Voya is as follows:

Name of Officer or Director	Principal Occupation
Gerald Thomas Lins	Managing Director and General Counsel
Christine Lynne Hurtsellers	Director, Chairwoman and Chief Executive Officer
Mark Donald Weber	Director and Senior Managing Director
Paul Lawrence Zemsky	Senior Managing Director
Deborah Ann Hammalian	Chief Compliance Officer and Senior Vice President

Distributor and Administrator

Pursuant to a Distribution Agreement, Compass Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the continuous offering of shares of the Portfolios and acts as agent of the Portfolios in the sale of the respective shares. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of the Notice Regarding Internet Availability of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Notice Regarding Internet Availability of this Information Statement, please call 1-866-591-1568. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-866-591-1568 or write to the Wilshire Funds c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Other Information

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF EACH PORTFOLIO UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE FUNDS C/O U.S. BANK GLOBAL FUND SERVICES P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701, OR BY CALLING 1-866-591-1568.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS
INFORMATION STATEMENT:

The Information Statement is available at:
 https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyGrowthPortfolio.aspx;
https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyValuePortfolio.aspx; and
https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireInternationalEquityFund.aspx

AMENDMENT NO. 1
TO INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 ( this “First Amendment”) dated as of June 19, 2020 (the “Effective Date”), amends the Investment Sub-Advisory Agreement made as of June 14th 2018 (the “Agreement”) by and between Wilshire Associates Incorporated (the “Adviser”) and Voya Investment Management Co. LLC. (the “Sub-Adviser”) with respect to the Wilshire Mutual Funds, Inc. (the “Fund”). All capitalized but otherwise undefined terms shall have the meaning ascribed in the Agreement.

WHEREAS, Sub-Adviser currently furnishes investment advisory services under the Agreement to the Fund Portfolio of the Fund;

WHEREAS, Adviser desires to engage Sub-Adviser to furnish investment advisory services to additional Fund Portfolios of the Fund (the “Additional Fund Portfolios”); and

WHEREAS, in connection with such engagement, the parties agree to amend the term of the Agreement and the Fund Portfolio Listing (Exhibit 1 of the Agreement) and Fee Schedule (Exhibit 2 of the Agreement) of the Agreement to add the Additional Fund Portfolios.

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

The sentence below shall be added to Section 12 (Term and Termination) as the second sentence of such section:

“Notwithstanding anything to the contrary, solely with respect to the Additional Fund Portfolios, this Agreement shall remain in full force until August 31, 2021, unless sooner terminated as hereinafter provided.”

Exhibit 1 - Fund Portfolio Listing of the Agreement shall be deleted in its entirety and replaced by Exhibit 1 - Fund Portfolio Listing attached hereto.

Exhibit 2 - Fee Schedule of the Agreement shall be deleted in its entirety and replaced by Exhibit 2 - Fee Schedule attached hereto.

This First Amendment supplements and amends the Agreement. The provisions set forth in this First Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agreement or any provisions of the Agreement that directly cover or indirectly bear upon matters covered under this First Amendment.

Except as provided in this First Amendment, the provisions of the Agreement remain in full force and effect. No amendment or modification to this First Amendment shall be valid unless made in writing and executed by both parties hereto.

This First Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement. The parties’ signatures on this First Amendment may be communicated by facsimile or electronic (email) transmission and shall be effective to bind them to this First Amendment.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED	VOYA INVESTMENT MANAGEMENT CO. LLC
By: /s/ Jason Schwarz	By: /s/ Eileen Madden
Name: Jason Schwarz	Name: Eileen Madden
Title: COO	Managing Director, Head of Client

Appendix A - 1

EXHIBIT 1
FUND PORTFOLIO LISTING

1.	Wilshire Mutual Funds Wilshire Income Opportunities Fund

2.	Wilshire Mutual Funds Wilshire International Equity Fund

3.	Wilshire Mutual Funds Large Company Growth Portfolio

4.	Wilshire Mutual Funds Large Company Value Portfolio

Appendix A - 2

EXHIBIT 2 FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Wilshire Mutual Funds - Wilshire Income Opportunities Fund: [ ]

Wilshire Mutual Funds - Wilshire International Equity Fund: [ ]

Wilshire Mutual Funds - Large Company Growth Portfolio: [ ]

Wilshire Mutual Funds - Large Company Value Portfolio: [ ]

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

Appendix A - 3

INVESTMENT SUB-ADVISORY AGREEMENT
This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 4th day of June, 2018 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Voya Investment Management Co. LLC, a registered investment adviser (“Sub-Adviser”).
Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of seven separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund;
Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 - Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;
Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:
1.Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser is hereby appointed as the Fund’s attorney-in-fact to execute all documentation and take all actions to facilitate investments for the Portfolio Segment, including without limitation, (i) enter into trading agreements for use with respect to the Portfolio Segment, including without limitation, broker dealer agreements, counterparty agreements, and futures commission agreements and any other documentation deemed necessary to effect the investments (collectively, “Trading Agreements”); (ii) invest in any of the funds or strategies set forth in the investment guidelines with respect to the Portfolio Segment (the “Investment Guidelines”); (iii) commit for, buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities or commodity interests including, but not limited to, preferred stocks, corporate, government, mortgage and asset backed debt, money market instruments, financial futures and options (including options on futures), any derivative instruments, transactions, agreements or arrangements including, but not limited to, interest rate and currency swaps, total return swaps, and credit default swaps; (iv) place orders for the

Appendix A - 4

execution of such security or commodity transactions, hedging transactions and derivative transactions with or through brokers, dealers, futures commission merchants, swap execution facilities and other derivative trading platforms, issuers or counterparties; and (v) issue instructions to the Fund’s custodian with regard to the assets in the Portfolio Segment, in each case solely to the extent permitted by this Agreement and the Investment Guidelines. Sub-Adviser is authorized to execute amendments to the Trading Agreements, including without limitation “protocols” or similar agreements entered into to reflect the adoption of industry-wide standard terms and terms deemed applicable for meeting any regulatory compliance requirements.
Under no circumstances shall Sub-Adviser, unless otherwise agreed to in writing by each Fund, have or maintain, within the meaning of Rule 206(4)-2 of the Investment Advisers Act of 1940, custody and/or physical control of the assets in the Portfolio Segments. Sub-Adviser shall not be deemed to have or maintain custody and/or physical control of assets in the Portfolio Segments by virtue of Sub-Adviser’s authority to direct the custodian to make payments and deliveries of assets in the Portfolio Segments or accept payments and deliveries of cash and assets of third parties for the Fund in connection with investments and transactions effected by the Sub-Adviser for the Fund. Such payments and deliveries may include transfers and/or deliveries of assets of the Portfolio Segments as well as receipt of third party assets as collateral or security in connection investments or transactions effected by the Sub-Adviser for the Fund and deemed appropriate or necessary pursuant to the Sub-Adviser’s duties under this Agreement. The Sub-Adviser agrees to promptly provide the Adviser and the Fund with copies of any such agreements executed on behalf of the Adviser or the Fund. Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.
Sub-Adviser agrees that it:
(a)will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;
(b)will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;
(c)to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;
(d)is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes

Appendix A - 5

most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.
(e)is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;
(f)will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;
(g)will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;
(h)will vote all proxies with respect to securities in each Portfolio Segment;
(i)shall have the authority, at its discretion, to file proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in

Appendix A - 6

the Portfolio Segment unless otherwise limited herein. In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion; and
(j)will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information. Sub-Adviser also agrees to bear any costs and expenses incurred by Adviser in connection with third party document requests or subpoenas for production of information relating to the services provided by Sub-Adviser hereunder.

4.Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.Representations of Sub-Adviser. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment

Appendix A - 7

company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

8.Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to the recitals above, including without limitation Section 7, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material aspects.

9.Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.
10.Code of Ethics. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

11.Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance,

Appendix A - 8

bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.
12.Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2019, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:
(a)This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.
(b)This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.
(c)This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.
13.Notice. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

14.Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding

Appendix A - 9

upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

15.Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

16.Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

17.Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

18.Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED By: /s/ Jason Schwarz Title: Director, Wilshire Mutual Funds	Voya Investment Management Co. LLC By: /s/ Eileen Madden Title: SVP, Head Client Service and Relationship Management

Appendix A - 10

EXHIBIT 1
FUND PORTFOLIO LISTING

1.	Wilshire Mutual Funds Wilshire Income Opportunities Fund

Appendix A - 11

EXHIBIT 2
FEE SCHEDULE
Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:
Wilshire Mutual Funds - Wilshire Income Opportunities Fund: [ ]
Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

Appendix A - 12

APPENDIX B

Large Company Growth Portfolio, Large Company Value Portfolio, and International Fund

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of July 1, 2020. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

Class	Shareholders	Percentage Owned
Large Company Growth Portfolio – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	68.21%
	National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	11.38%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.19%
Large Company Growth Portfolio – Institutional Class
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-2958	43.94%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20.21%
	National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	15.55%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	8.52%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	7.51%

Appendix B - 1

Class	Shareholders	Percentage Owned
Large Company Value Portfolio – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	26.12%
	National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	13.98%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	11.92%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	7.74%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103-2523	6.75%
	Gloria Brinkman Junge Gloria Brinkman Junge Trust U/A DTD 9/30/06 350 N. Pilot Knob Road Galena, IL 61036-9127	6.62%
	Jonathan C. Gaffney 150 Powers Road Binghamton, NY 13903-6504	5.28%
Large Company Value Portfolio – Institutional Class
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-2958	49.37%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20.12%
	National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	11.15%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	9.10%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	7.58%

Appendix B - 2

Class	Shareholders	Percentage Owned
Wilshire International Equity Fund – Investment Class
	National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	38.44%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	27.17%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	24.35%
Wilshire International Equity Fund – Institutional Class
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-2958	49.72%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	19.24%
	National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	13.28%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	7.94%
	Charles Schwab & Co. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	7.17%

Appendix B - 3

Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Wilshire International Equity Fund
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

each, a series of the Wilshire Mutual Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 866-591-1568

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Large Company Growth Portfolio, the Large Company Value Portfolio and the Wilshire International Equity Fund (each a “Portfolio,” and together, the “Portfolios”), each a series of Wilshire Mutual Funds, Inc. (the “Company”), and the selection and approval of a subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and Voya Investment Management Co LLC (“Voya”) dated June 19, 2020. Voya has been approved as a new subadviser for your Portfolio. We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the subadviser.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in subadvisers for the Portfolios do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of the Information Statement is to provide you with certain additional information about these changes that we are required to make available to you.

In lieu of physical delivery of the Information Statement, the Portfolios will make the Information Statement available to you on the Company’s website. This Notice of Internet Availability of the Information Statement is being mailed on or about July 21, 2020, to shareholders of record of the Portfolios as of July 1, 2020. The Information Statement will be available on the Company’s website until October 31, 2020 at:

 https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyGrowthPortfolio.aspx;
https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireLargeCompanyValuePortfolio.aspx; and
https://advisor.wilshire.com/ProductsServices/MutualFunds/WilshireInternationalEquityFund.aspx

A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Company at wilfunds@wilshire.com or toll-free at 1-866-591-1568.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless your Portfolio has received contrary instructions from one or more of the shareholders. The Company will deliver, without charge, promptly upon request to the toll-free telephone number or email address listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free telephone number listed above or write to the Wilshire Funds c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.

A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.